INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
These intangible assets primarily represent the trademark assets related to UK and Ireland Short Stay.

The trademark assets of UK and Ireland Short Stay had a carrying amount of $893 million as of December 31, 2024 (December 31, 2023 - $905 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of UK and Ireland Short Stay is not subject to technological obsolescence or commercial innovations in any material way. Refer to Note 8, Goodwill for detail on the impairment analysis.

Intangible assets by class	Useful life (in years)
Trademarks	Indefinite
Other	4 to 7

Intangible assets with finite useful lives are amortized over their respective useful lives as listed above. Amortization is recorded as part of depreciation and amortization included in Direct Hospitality Expense. Refer to Note 24, Direct Hospitality Expense.

The following table presents the components of the partnership’s intangible assets as of December 31, 2024 and December 31, 2023:

(US$ Millions)	Dec. 31, 2024	Dec. 31, 2023
Cost	$958	$1,138
Accumulated amortization	(59)	(84)
Balance, end of year	$899	$1,054

The following table presents a roll forward of the partnership’s intangible assets December 31, 2024 and December 31, 2023:

(US$ Millions)	Dec. 31, 2024	Dec. 31, 2023
Balance, beginning of year	$1,054	$966
Acquisitions	16	9
Disposals	(1)	1
Amortization	(23)	(29)
Acquisition of Foreign Investments(1)	—	60
Foreign currency translation	(15)	49
Impact of deconsolidation due to loss of control and other(1)	(132)	(2)
Balance, end of year	$899	$1,054
(1)See Note 31, Related Parties for further information on the Acquisition of Foreign Investments and Reclassification of BSREP IV investments to assets held for sale.